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                                                                 Exhibit 10.1(c)

                AMENDMENT NO. 2 TO THE ASSET PURCHASE AGREEMENT
    DATED AS OF OCTOBER 31, 1998 AND AMENDED ON JUNE 29, 1999 BY AND BETWEEN
                PP&L GLOBAL, INC. AND THE MONTANA POWER COMPANY

     This Amendment No. 2 dated as of October 29th, 1999 (this "Amendment"), between PP&L Global, Inc., a Pennsylvania corporation ("Purchaser"), and The Montana Power Company, a Montana corporation ("Seller"), amends that certain Asset Purchase Agreement dated as of October 31, 1998 and amended on June 29, 1999 between Purchaser and Seller (as amended, the "Asset Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

     WHEREAS, Amendment No. 1 to the Asset Purchase Agreement removed the BPA Peak/Energy Exchange (which is Exhibit L to Power Sales Agreement, dated August 27, 1982, between Seller and United States of America, Department of Energy, acting by and through the Bonneville Power Administration) from the definition of "Power Purchase/Exchange Agreements" under the Asset Purchase Agreement;

     WHEREAS, Purchaser and Seller both find it in their respective interests to further amend the Asset Purchase Agreement to remove the Exchange Agreement, dated as of August 18, 1993, between the Seller and Idaho Power Company (the "Idaho Exchange Agreement") from the definition of "Power Purchase/Exchange Agreements" under the Asset Purchase Agreement and, thus, provide that Seller will not assign the Idaho Exchange Agreement to Purchaser;

     WHEREAS, Seller intends to terminate the Idaho Exchange Agreement at the earliest possible date, which in accordance with the terms of the Idaho Exchange Agreement is December 31, 2003, or such earlier date that Seller, in its sole discretion, is able to obtain from Idaho Power;

     WHEREAS, until the Idaho Exchange Agreement can be terminated, Purchaser and Seller have agreed to enter into an Agency Agreement, substantially in the form of Exhibit A hereto (the "Idaho Exchange Agency Agreement"), pursuant to which Purchaser (or its assignee) will act as agent for Seller under the Idaho Exchange Agreement in certain respects provided therein; and

     WHEREAS, Purchaser and Seller agree that there will be no adjustment to the Purchase Price as a result of not assigning the Idaho Exchange Agreement to Purchaser;

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained in this Amendment, the parties hereto agree as follows:

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          1.  The definition of "Power Purchase/Exchange Agreements" included in
     Section 12.01 of the Asset Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "Power Purchase/Exchange Agreement" means the Power Purchase Agreement, effective as of May 13, 1994, between Seller and Basin Electric Power Cooperative.

          2. Notwithstanding the inclusion of the Idaho Exchange Agreement on any schedule or exhibit of the Asset Purchase Agreement, the Idaho Exchange Agreement shall be deemed an Excluded Asset for all purposes hereunder as if it were listed in Section 1.01(b) of the Asset Purchase Agreement and any obligation under the Idaho Exchange Agreement shall be a Retained Liability for all purposes hereunder as if it were listed in Section 1.02(b) of the Asset Purchase Agreement.

          3.  The following items are hereby deleted in their entirety from
     Section 6.06 of the Disclosure Schedule and Section 7.06 of the Disclosure
     Schedule:

          "26. Exchange Agreement, dated August 18, 1993 between Idaho Power Company and Seller.

          27. Exhibit L to Power Sales Contract (DB-MS79-81BP90427), dated August 27, 1982 as amended by Revisions effective June 30, 1985 and April 14, 1997 between United States of America Department of Energy, acting by and through the Bonneville Power Administration, and Seller."

          4. The effectiveness of this Amendment is subject to satisfaction of the following conditions:

          (a) Purchaser (or its assignee) and Seller shall have executed the Idaho Exchange Agency Agreement; and

          (b) FERC shall have accepted this Amendment and the Idaho Exchange Agency Agreement.

          5. All references to the Asset Purchase Agreement shall be deemed to refer to the Asset Purchase Agreement as amended by this Amendment.

          6. Except as specifically amended hereby, the original provisions of the Asset Purchase Agreement remain in full force and effect.

          7. This Amendment may be executed in counterparts, each of which shall be deemed as original, but all of which shall constitute the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the first date above written.

THE MONTANA POWER COMPANY


By _______________________________________
   Name:
   Title:


PP&L GLOBAL, INC.


By /s/ Robert W. Burke, Jr.
   _______________________________________
   Name:  Robert W. Burke, Jr.
   Title: Vice President and Chief Counsel


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               IN WITNESS WHEREOF, the parties hereto have executed this
Amendment on the first date above written.



THE MONTANA POWER COMPANY



By /s/ Michael E. Zimmerman
   ----------------------------------------
   Name: Michael E. Zimmerman
   Title: Vice President & General Counsel



PP&L GLOBAL, INC.



By ----------------------------------------
   Name:
   Title: